UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019 (October 22, 2019)

NRC GROUP HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38119	81-4838205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

952 Echo Lane, Suite 460 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 767-4749

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	NRCG	NYSE American
Warrants to purchase Common Stock	NRCG.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

NRC Group Holdings Corp. (the “Company”) held a special meeting of its common stockholders (the “Special Meeting”) on October 22, 2019. A brief description of the matters voted upon at the Special Meeting and the results of the voting on such matters is set forth below. At the Special Meeting, there were present, in person or by proxy, 33,889,913 shares of the Company’s common stock representing at least a majority of the 38,050,385 shares of the Company’s common stock outstanding and eligible to vote. This constituted a quorum for all matters to be presented at the Special Meeting. The record date for the Special Meeting was August 29, 2019.

Proposal 1: A proposal to adopt the Agreement and Plan of Merger, dated as of June 23, 2019, by and among US Ecology, Inc., a Delaware corporation ("US Ecology"), US Ecology Parent, Inc., a Delaware corporation and a wholly-owned subsidiary of US Ecology ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, and the Company.

For:	Against:	Abstain:
32,417,898	1,463,515	8,500

Proposal 2: In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve adjournments of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to the Company’s common stockholders. The adjournment proposal was rendered moot in light of the approval of Proposal 1.

Item 8.01	Other Events

On October 23, 2019, US Ecology and the Company issued a joint press release announcing the results of the Company's Special Meeting and the US Ecology special meeting. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRC GROUP HOLDINGS CORP.

Date: October 23, 2019	By:	/s/ Joseph Peterson
	Name:	Joseph Peterson
	Title:	Chief Financial Officer

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